BEST BUY CO., INC.
CONSOLIDATED STATEMENTS OF GAAP EARNINGS
Recast To Include Five Star in Discontinued Operations
($ in millions, except per share amounts)
(Unaudited and subject to reclassification)

	Fiscal Year 2014					Fiscal Year 2015
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
	5/4/2013	8/3/2013	11/2/2013	2/1/2014	2/1/2014	5/3/2014	8/2/2014	11/1/2014	1/31/2015	1/31/2015

Revenue	$8,928	$8,734	$8,924	$14,025	$40,611	$8,639	$8,459	$9,032	$14,209	$40,339
Cost of goods sold	6,823	6,361	6,831	11,197	31,212	6,672	6,481	6,956	11,183	31,292
Gross profit	2,105	2,373	2,093	2,828	9,399	1,967	1,978	2,076	3,026	9,047
Gross profit %	23.6%	27.2%	23.5%	20.2%	23.1%	22.8%	23.4%	23.0%	21.3%	22.4%
Selling, general and administrative expenses	1,913	1,964	1,966	2,263	8,106	1,755	1,748	1,866	2,223	7,592
SG&A %	21.4%	22.5%	22.0%	16.1%	20.0%	20.3%	20.7%	20.7%	15.6%	18.8%
Restructuring charges	5	4	27	113	149	2	5	5	(7)	5
Operating income	187	405	100	452	1,144	210	225	205	810	1,450
Operating income %	2.1%	4.6%	1.1%	3.2%	2.8%	2.4%	2.7%	2.3%	5.7%	3.6%
Other income (expense):
Gain on sale of investments	—	14	4	2	20	—	2	5	6	13
Investment income and other	3	3	6	7	19	4	6	—	4	14
Interest expense	(27)	(26)	(24)	(23)	(100)	(23)	(23)	(22)	(22)	(90)
Earnings from continuing operations before income tax	163	396	86	438	1,083	191	210	188	798	1,387
Income tax expense (benefit)	51	163	36	138	388	(278)	73	72	274	141
Effective tax rate	31.2%	41.2%	41.4%	31.5%	35.8%	(145.9%)	34.8%	38.2%	34.3%	10.1%
Net earnings from continuing operations	112	233	50	300	695	469	137	116	524	1,246
Earnings (loss) from discontinued operations, net of tax	(185)	15	4	(6)	(172)	(8)	10	(9)	(4)	(11)
Net earnings (loss) including noncontrolling interest	(73)	248	54	294	523	461	147	107	520	1,235
Net (earnings) loss from discontinued operations attributable to noncontrolling interests	(8)	18	—	(1)	9	—	(1)	—	(1)	(2)
Net earnings (loss) attributable to Best Buy Co., Inc.	$(81)	$266	$54	$293	$532	$461	$146	$107	$519	$1,233

Amounts attributable to Best Buy Co., Inc. shareholders
Net earnings from continuing operations	$112	$233	$50	$300	$695	$469	$137	$116	$524	$1,246
Net earnings (loss) from discontinued operations	(193)	33	4	(7)	(163)	(8)	9	(9)	(5)	(13)
Net earnings attributable to Best Buy Co., Inc. shareholders	$(81)	$266	$54	$293	$532	$461	$146	$107	$519	$1,233

Basic earnings (loss) per share attributable to Best Buy Co., Inc.
Continuing operations	$0.33	$0.68	$0.15	$0.87	$2.03	$1.35	$0.39	$0.33	$1.49	$3.57
Discontinued operations	(0.57)	0.10	0.01	(0.02)	(0.47)	(0.02)	0.03	(0.03)	(0.01)	(0.04)
Basic earnings (loss) per share	$(0.24)	$0.78	$0.16	$0.85	$1.56	$1.33	$0.42	$0.30	$1.48	$3.53

Diluted earnings (loss) per share attributable to Best Buy Co., Inc.
Continuing operations	$0.33	$0.67	$0.15	$0.85	$2.00	$1.33	$0.39	$0.33	$1.47	$3.53
Discontinued operations	(0.57)	0.10	0.01	(0.02)	(0.47)	(0.02)	0.03	(0.03)	(0.01)	(0.04)
Diluted earnings (loss) per share	$(0.24)	$0.77	$0.16	$0.83	$1.53	$1.31	$0.42	$0.30	$1.46	$3.49

Dividends declared per Best Buy Co., Inc. common share	$0.17	$0.17	$0.17	$0.17	$0.68	$0.17	$0.17	$0.19	$0.19	$0.72

Weighted average Best Buy Co., Inc. common shares outstanding (in millions)
Basic	339.0	340.4	342.8	346.3	342.1	347.4	349.3	350.1	351.2	349.5
Diluted	341.0	344.4	348.9	352.6	347.6	350.4	352.2	354.0	356.2	353.6

BEST BUY CO., INC.
NON-GAAP RECONCILIATION
Recast To Include Five Star in Discontinued Operations
($ in millions, except per share amounts)
(Unaudited and subject to reclassification)

	Fiscal Year 2014					Fiscal Year 2015
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
	5/4/2013	8/3/2013	11/2/2013	2/1/2014	2/1/2014	5/3/2014	8/2/2014	11/1/2014	1/31/2015	1/31/2015
Domestic - Continuing Operations
Gross profit	$1,859	$2,125	$1,836	$2,454	$8,274	$1,763	$1,778	$1,841	$2,698	$8,080
LCD-related legal settlements[2]	—	(264)	—	—	(264)	—	—	—	—	—
Non-GAAP gross profit	$1,859	$1,861	$1,836	$2,454	$8,010	$1,763	$1,778	$1,841	$2,698	$8,080
Non-GAAP gross profit % of revenue	23.4%	23.9%	23.5%	20.0%	22.4%	22.7%	23.4%	23.0%	21.2%	22.4%

SG&A	$1,636	$1,704	$1,702	$1,964	$7,006	$1,535	$1,521	$1,632	$1,951	$6,639
LCD-related legal settlements[2]	—	(35)	—	—	(35)	—	—	—	—	—
Non-restructuring asset impairments - SG&A	(4)	(13)	(8)	(59)	(84)	(8)	(12)	(6)	(5)	(31)
Non-GAAP SG&A	$1,632	$1,656	$1,694	$1,905	$6,887	$1,527	$1,509	$1,626	$1,946	$6,608
Non-GAAP SG&A % of revenue	20.5%	21.3%	21.7%	15.5%	19.2%	19.6%	19.9%	20.3%	15.3%	18.3%

Operating income	$222	$420	$110	$393	$1,145	$226	$258	$204	$749	$1,437
LCD-related legal settlements, net[2]	—	(229)	—	—	(229)	—	—	—	—	—
Non-restructuring asset impairments - SG&A	4	13	8	59	84	8	12	6	5	31
Restructuring charges	1	1	24	97	123	2	(1)	5	(2)	4
Non-GAAP operating income	$227	$205	$142	$549	$1,123	$236	$269	$215	$752	$1,472
Non-GAAP operating income % of revenue	2.9%	2.6%	1.8%	4.5%	3.1%	3.0%	3.5%	2.7%	5.9%	4.1%

International - Continuing Operations
SG&A	$277	$260	$264	$299	$1,100	$220	$227	$234	$272	$953
Non-restructuring asset impairments - SG&A	(8)	(2)	—	(5)	(15)	(1)	—	—	(10)	(11)
Non-GAAP SG&A	$269	$258	$264	$294	$1,085	$219	$227	$234	$262	$942
Non-GAAP SG&A % of revenue	27.4%	26.9%	23.7%	17.0%	22.7%	25.5%	26.0%	22.5%	17.3%	22.0%

Operating income (loss)	$(35)	$(15)	$(10)	$59	$(1)	$(16)	$(33)	$1	$61	$13
Non-restructuring asset impairments - SG&A	8	2	—	5	15	1	—	—	10	11
Restructuring charges	4	3	3	16	26	—	6	—	(5)	1
Non-GAAP operating income (loss)	$(23)	$(10)	$(7)	$80	$40	$(15)	$(27)	$1	$66	$25
Non-GAAP operating income (loss) % of revenue	(2.3%)	(1.1%)	(0.6%)	4.6%	0.8%	(1.7%)	(3.1%)	0.1%	4.4%	0.6%

Consolidated - Continuing Operations
Gross profit	$2,105	$2,373	$2,093	$2,828	$9,399	$1,967	$1,978	$2,076	$3,026	$9,047
LCD-related legal settlements[2]	—	(264)	—	—	(264)	—	—	—	—	—
Non-GAAP gross profit	$2,105	$2,109	$2,093	$2,828	$9,135	$1,967	$1,978	$2,076	$3,026	$9,047
Non-GAAP gross profit % of revenue	23.6%	24.1%	23.5%	20.2%	22.5%	22.8%	23.4%	23.0%	21.3%	22.4%

SG&A	$1,913	$1,964	$1,966	$2,263	$8,106	$1,755	$1,748	$1,866	$2,223	$7,592
LCD-related legal settlements[2]	—	(35)	—	—	(35)	—	—	—	—	—
Non-restructuring asset impairments - SG&A	(12)	(15)	(8)	(64)	(99)	(9)	(12)	(6)	(15)	(42)
Non-GAAP SG&A	$1,901	$1,914	$1,958	$2,199	$7,972	$1,746	$1,736	$1,860	$2,208	$7,550
Non-GAAP SG&A % of revenue	21.3%	21.9%	21.9%	15.7%	19.6%	20.2%	20.5%	20.6%	15.5%	18.7%

Operating income	$187	$405	$100	$452	$1,144	$210	$225	$205	$810	$1,450
LCD-related legal settlements, net[2]	—	(229)	—	—	(229)	—	—	—	—	—
Non-restructuring asset impairments - SG&A	12	15	8	64	99	9	12	6	15	42
Restructuring charges	5	4	27	113	149	2	5	5	(7)	5
Non-GAAP operating income	$204	$195	$135	$629	$1,163	$221	$242	$216	$818	$1,497
Non-GAAP operating income % of revenue	2.3%	2.2%	1.5%	4.5%	2.9%	2.6%	2.9%	2.4%	5.8%	3.7%

Net earnings	$112	$233	$50	$300	$695	$469	$137	$116	$524	$1,246
After-tax impact of LCD-related settlements, net[2]	—	(147)	(1)	6	(142)	—	—	—	—	—
After-tax impact of non-restructuring asset impairments - SG&A	9	10	6	42	67	6	8	4	10	28
After-tax impact of restructuring charges	4	1	18	72	95	1	4	4	(5)	4
After-tax impact of gain on investments, net	—	(9)	(3)	—	(12)	—	(1)	(3)	(3)	(7)
Income tax impact of Best Buy Europe sale[1]	—	16	(2)	4	18	—	—	—	—	—
Income tax impact of Europe legal entity reorganization[3]	—	—	—	—	—	(353)	—	—	—	(353)
Non-GAAP net earnings	$125	$104	$68	$424	$721	$123	$148	$121	$526	$918

Diluted EPS	$0.33	$0.67	$0.15	$0.85	$2.00	$1.33	$0.39	$0.33	$1.47	$3.53
Per share impact of LCD-related legal settlements[2]	—	(0.43)	—	0.02	(0.41)	—	—	—	—	—
Per share impact of non-restructuring asset impairments - SG&A	0.02	0.03	0.02	0.12	0.19	0.02	0.02	0.01	0.03	0.08
Per share impact of restructuring charges	0.01	0.01	0.05	0.20	0.28	0.01	0.01	0.01	(0.01)	0.01
Per share impact of gain on investments, net	—	(0.03)	(0.01)	—	(0.04)	—	—	(0.01)	(0.01)	(0.02)
Per share impact of income tax effect of Best Buy Europe sale[1]	—	0.05	(0.01)	0.01	0.05	—	—	—	—	—
Per share impact of income tax effect of Europe legal entity reorganization[3]	—	—	—	—	—	(1.01)	—	—	—	(1.00)
Non-GAAP diluted EPS	$0.36	$0.30	$0.20	$1.20	$2.07	$0.35	$0.42	$0.34	$1.48	$2.60

(1) Tax impact of Best Buy Europe sale and resulting required tax allocation between continuing and discontinued operations.

(2) Second quarter fiscal 2014 amounts represent LCD settlements reached in the second quarter of fiscal 2014. Amounts for the twelve months ended Feb 1, 2014 exclude the impact of $44 million of pre-tax net proceeds from LCD settlements reached in the first quarter of fiscal 2014, as we did not include LCD settlements prior to the material settlements reached in the second quarter of fiscal 2014. Third and fourth quarter of fiscal 2014 amounts represent interim period tax reporting impact of LCD settlements reached in the second quarter of fiscal 2014.

(3) Represents the acceleration of a non-cash tax benefit of $353 million as a result of reorganizing certain European legal entities to simplify our overall structure in the first quarter of fiscal 2015.

BEST BUY CO., INC.
SEGMENT INFORMATION
Recast To Include Five Star in Discontinued Operations
($ in millions)
(Unaudited and subject to reclassification)

	Fiscal Year 2014					Fiscal Year 2015
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
	5/4/2013	8/3/2013	11/2/2013	2/1/2014	2/1/2014	5/3/2014	8/2/2014	11/1/2014	1/31/2015	1/31/2015

Enterprise Performance Summary
Key Metrics:
Comparable sales % change[1]	(1.8%)	(0.6%)	0.5%	(1.3%)	(1.0%)	(1.8%)	(2.2%)	2.9%	2.0%	0.5%
Comparable sales % change, excluding installment billing[2]	(1.8%)	(0.6%)	0.5%	(1.3%)	(1.0%)	(1.8%)	(2.2%)	2.2%	1.3%	0.0%

Domestic Segment Performance Summary
Revenue	$7,946	$7,775	$7,812	$12,298	$35,831	$7,781	$7,585	$7,992	$12,697	$36,055
Gross profit	$1,859	$2,125	$1,836	$2,454	$8,274	$1,763	$1,778	$1,841	$2,698	$8,080
SG&A	$1,636	$1,704	$1,702	$1,964	$7,006	$1,535	$1,521	$1,632	$1,951	$6,639
Operating income	$222	$420	$110	$393	$1,145	$226	$258	$204	$749	$1,437
Key Metrics:
Comparable sales % change[1]	(1.2%)	(0.4%)	1.8%	(1.2%)	(0.4%)	(1.3%)	(2.0%)	3.2%	2.8%	1.0%
Comparable sales % change, excluding installment billing[2]	(1.2%)	(0.4%)	1.8%	(1.2%)	(0.4%)	(1.3%)	(2.0%)	2.4%	2.0%	0.5%
Comparable online sales % change[1]	16.3%	10.5%	15.1%	25.8%	19.8%	29.2%	22.0%	21.6%	9.7%	16.7%
Gross profit as % of revenue	23.4%	27.3%	23.5%	20.0%	23.1%	22.7%	23.4%	23.0%	21.2%	22.4%
SG&A as % of revenue	20.6%	21.9%	21.8%	16.0%	19.6%	19.7%	20.1%	20.4%	15.4%	18.4%
Operating income as % of revenue	2.8%	5.4%	1.4%	3.2%	3.2%	2.9%	3.4%	2.6%	5.9%	4.0%

Non-GAAP Results
Gross profit	$1,859	$1,861	$1,836	$2,454	$8,010	$1,763	$1,778	$1,841	$2,698	$8,080
Gross profit as % of revenue	23.4%	23.9%	23.5%	20.0%	22.4%	22.7%	23.4%	23.0%	21.2%	22.4%
SG&A	$1,632	$1,656	$1,694	$1,905	$6,887	$1,527	$1,509	$1,626	$1,946	$6,608
SG&A as % of revenue	20.5%	21.3%	21.7%	15.5%	19.2%	19.6%	19.9%	20.3%	15.3%	18.3%
Operating income	$227	$205	$142	$549	$1,123	$236	$269	$215	$752	$1,472
Operating income as % of revenue	2.9%	2.6%	1.8%	4.5%	3.1%	3.0%	3.5%	2.7%	5.9%	4.1%

International Segment Performance Summary
Revenue	$982	$959	$1,112	$1,727	$4,780	$858	$874	$1,040	$1,512	$4,284
Gross profit	$246	$248	$257	$374	$1,125	$204	$200	$235	$328	$967
SG&A	$277	$260	$264	$299	$1,100	$220	$227	$234	$272	$953
Operating income (loss)	$(35)	$(15)	$(10)	$59	$(1)	$(16)	$(33)	$1	$61	$13
Key Metrics:
Comparable sales % change[1]	(6.4%)	(7.1%)	(7.1%)	(2.0%)	(5.1%)	(6.6%)	(3.8%)	0.2%	(4.0%)	(3.5%)
Gross profit as % of revenue	25.1%	25.8%	23.1%	21.7%	23.5%	23.8%	22.9%	22.6%	21.7%	22.6%
SG&A as % of revenue	28.2%	27.1%	23.7%	17.3%	23.0%	25.6%	26.0%	22.5%	18.0%	22.2%
Operating income (loss) as % of revenue	(3.5%)	(1.6%)	(0.9%)	3.4%	(0.0%)	(1.9%)	(3.8%)	0.1%	403.4%	30.3%

Non-GAAP Results
SG&A	$ 269	$ 258	$ 264	$ 294	$ 1,085	$ 219	$ 227	$ 234	$ 262	$ 942
SG&A as % of revenue	27.4%	26.9%	23.7%	17.0%	22.7%	25.5%	26.0%	22.5%	17.3%	22.0%
Operating income (loss)	$(23)	$(10)	$(7)	$80	$40	$(15)	$(27)	$1	$66	$25
Operating income (loss) as % of revenue	(2.3%)	(1.1%)	(0.6%)	4.6%	0.8%	(1.7%)	(3.1%)	0.1%	4.4%	0.6%

(1) Best Buy’s comparable sales is comprised of revenue at stores, websites and call centers operating for at least 14 full months, as well as revenue related to certain other comparable sales channels. The portion of the calculation of comparable store sales attributable to the International segment excludes the effect of fluctuations in foreign currency exchange rates. Comparable online sales are included in the comparable sales calculation.

(2) In April of 2014, Best Buy began offering mobile carrier installment billing plans to its Domestic customers in addition to two-year contract plans. While the two types of contracts have broadly similar overall economics, installment billing plans typically generate higher revenues due to higher proceeds for devices and higher cost of sales due to lower device subsidies. As the mix of installment billing plans increases, there is an associated increase in revenue and cost of goods sold, and a decrease in gross profit rate, with gross profit dollars relatively unaffected.

BEST BUY CO., INC.
REVENUE CATEGORY SUMMARY
Recast To Include Five Star in Discontinued Operations
(Unaudited and subject to reclassification)

	Fiscal Year 2014					Fiscal Year 2015
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
	5/4/2013	8/3/2013	11/2/2013	2/1/2014	2/1/2014	5/3/2014	8/2/2014	11/1/2014	1/31/2015	1/31/2015

DOMESTIC SEGMENT - EXCLUDING THE BENEFIT OF MOBILE PHONE INSTALLMENT BILLING[1]

Revenue Mix
Consumer Electronics	30%	30%	29%	32%	30%	29%	31%	29%	33%	31%
Computing and Mobile Phones	48%	49%	49%	46%	48%	49%	47%	49%	45%	47%
Entertainment	7%	5%	6%	11%	8%	8%	6%	7%	11%	9%
Appliances	7%	8%	8%	5%	7%	7%	9%	8%	6%	7%
Services[2]	7%	7%	7%	5%	6%	6%	6%	6%	4%	5%
Other	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Comparable Sales
Consumer Electronics	(8.1%)	(5.5%)	(2.5%)	(5.9%)	(5.6%)	(4.1%)	0.2%	3.1%	10.7%	3.7%
Computing and Mobile Phones	4.3%	5.8%	6.7%	2.9%	4.7%	0.6%	(5.9%)	1.6%	(2.1%)	(1.5%)
Entertainment	(17.2%)	(29.8%)	(26.8%)	(5.6%)	(16.3%)	1.5%	16.1%	16.6%	(1.8%)	4.5%
Appliances	12.0%	14.2%	23.5%	17.1%	16.7%	9.1%	8.2%	5.7%	7.0%	7.5%
Services[2]	6.5%	1.5%	4.2%	(9.2%)	0.2%	(13.5%)	(8.9%)	(10.3%)	(11.4%)	(11.1%)
Other	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total	(1.2%)	(0.4%)	1.8%	(1.2%)	(0.4%)	(1.3%)	(2.0%)	2.4%	2.0%	0.5%

DOMESTIC SEGMENT - INCLUDING THE BENEFIT OF MOBILE PHONE INSTALLMENT BILLING[1]

Revenue Mix
Consumer Electronics	30%	30%	29%	32%	30%	29%	31%	29%	33%	31%
Computing and Mobile Phones	48%	49%	49%	46%	48%	49%	47%	49%	45%	47%
Entertainment	7%	5%	6%	11%	8%	8%	6%	7%	11%	9%
Appliances	7%	8%	8%	5%	7%	7%	9%	8%	6%	7%
Services[2]	7%	7%	7%	5%	6%	6%	6%	6%	4%	5%
Other	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Comparable Sales
Consumer Electronics	(8.1%)	(5.5%)	(2.5%)	(5.9%)	(5.6%)	(4.1%)	0.2%	3.1%	10.7%	3.7%
Computing and Mobile Phones	4.3%	5.8%	6.7%	2.9%	4.7%	0.6%	(5.9%)	3.2%	(0.3%)	(0.6%)
Entertainment	(17.2%)	(29.8%)	(26.8%)	(5.6%)	(16.3%)	1.5%	16.1%	16.6%	(1.8%)	4.5%
Appliances	12.0%	14.2%	23.5%	17.1%	16.7%	9.1%	8.2%	5.7%	7.0%	7.5%
Services[2]	6.5%	1.5%	4.2%	(9.2%)	0.2%	(13.5%)	(8.9%)	(10.3%)	(11.4%)	(11.1%)
Other	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total	(1.2%)	(0.4%)	1.8%	(1.2%)	(0.4%)	(1.3%)	(2.0%)	3.2%	2.8%	1.0%

INTERNATIONAL SEGMENT

Revenue Mix
Consumer Electronics	29%	31%	28%	32%	29%	27%	31%	25%	33%	30%
Computing and Mobile Phones	50%	49%	53%	46%	50%	51%	49%	54%	45%	49%
Entertainment	9%	6%	8%	13%	10%	9%	7%	9%	11%	9%
Appliances	5%	7%	5%	4%	5%	5%	6%	5%	5%	5%
Services[2]	7%	7%	6%	5%	6%	7%	6%	6%	5%	6%
Other	<1%	<1%	<1%	<1%	<1%	1%	1%	1%	1%	1%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Comparable Sales
Consumer Electronics	(11.5%)	(11.6%)	(7.6%)	(8.8%)	(9.7%)	(11.5%)	(5.1%)	(7.2%)	(0.9%)	(5.1%)
Computing and Mobile Phones	(2.7%)	(1.2%)	(5.9%)	2.1%	(1.7%)	(3.4%)	(5.1%)	2.0%	(4.6%)	(2.8%)
Entertainment	(14.1%)	(27.7%)	(11.7%)	0.6%	(9.3%)	(4.4%)	12.2%	5.0%	(14.3%)	(5.2%)
Appliances	1.8%	(0.2%)	(5.6%)	(1.5%)	(1.5%)	(9.6%)	(2.4%)	6.6%	1.9%	(0.5%)
Services[2]	(5.4%)	(9.1%)	(10.8%)	(0.7%)	(6.3%)	(12.7%)	(7.5%)	3.6%	(3.4%)	(4.7%)
Other	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total	(6.4%)	(7.1%)	(7.1%)	(2.0%)	(5.1%)	(6.6%)	(3.8%)	0.2%	(4.0%)	(3.5%)

(1) In April of 2014, Best Buy began offering mobile carrier installment billing plans to its Domestic customers in addition to two-year contract plans. While the two types of contracts have broadly similar overall economics, installment billing plans typically generate higher revenues due to higher proceeds for devices and higher cost of sales due to lower device subsidies. As the mix of installment billing plans increases, there is an associated increase in revenue and cost of goods sold, and a decrease in gross profit rate, with gross profit dollars relatively unaffected.

(2) The "Services" revenue category consists primarily of service contracts, extended warranties, computer related services, product repair and delivery and installation for home theater, mobile audio and appliances.